Oppenheimer Limited-Term Government Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 24, 2004, revised December 6, 2005

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 24, 2004. It should be read together with the
Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer
Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                                         Page

About the Fund

About Your Account

Financial Information About the Fund

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ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

         The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

|X| U.S. Government Securities. The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.
The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

         With its objective of seeking high current return and safety of principal, the Fund may purchase or sell securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields. While short-term trading increases portfolio turnover, the execution cost for U.S. Government Securities is substantially less than for equivalent dollar values of equity securities (see "Brokerage Provisions of the
Investment Advisory Agreement," below).

|X| Duration of the Fund's Portfolio. The Fund can invest in debt securities of any maturity or duration but currently has an operating policy to maintain a dollar-weighted average effective portfolio duration of not more than 3 years.
The goal is to try to manage the sensitivity of the Fund's portfolio to changes in interest rates, and in doing so to manage the volatility of the Fund's share prices in response to those changes. However, unanticipated events may change the effective duration of a security after the Fund buys it, and there can be no assurance that the Fund will achieve its targeted duration at all times.

         The Manager determines the effective duration of debt obligations purchased by the Fund considering various factors that apply to a particular type of debt obligation, including those described below. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security's yield, coupon interest payments, final maturity and call features.

         While a debt security's maturity can be used to measure the sensitivity of the security's price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security's payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest payments are expected to be received). Duration calculations weigh them by the present value of the cash to be received at each future point in time. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal.

         Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

         Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them.
Holding long futures positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio's duration.

         In some cases the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years.
However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically
30 years, but current rates or prepayments are more important to determine the security's interest rate exposure. In these and other similar situations, the
Manager will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining the Fund's effective duration.

|X| Debt Securities. The Fund can invest in a variety of debt securities of domestic companies to seek its objective. In general, debt securities are also subject to credit risk and interest rate risk.

o Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund's investments primarily are U.S. government securities. U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories. As stated in the prospectus, the Fund may invest up to 20% of its net assets in investment grade debt securities. Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB"
by Standard & Poor's Rating Service or Fitch, Inc., or that have comparable ratings by another nationally-recognized rating organization.

         In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

o Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.
For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

         Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).
However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

|X| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers.
These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk
(depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. Mortgage-related securities issued by private issuers have greater credit risk.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index.
Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

         Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

         During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the
Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

o Commercial (Privately-Issued) Mortgage Related Securities. The Fund can invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

|X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

o Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

         These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

o        Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)      pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)      unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans'
                             Affairs,
(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.

         Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

o        U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o GNMA Certificates. The Government National Mortgage Association ("GNMA") is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.
Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the
Farmers Home Administration or guaranteed by the Veterans Administration

         The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

         The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and
GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

         Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant
Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States
Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

         Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie
Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of
Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

         Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on
1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)                         interest payments less servicing and guarantee fees,
                            (ii) principal prepayments, and
(iii)                       the ultimate collection of amounts representing the
                            holder's proportionate interest in principal
                            payments on the mortgage loans in the pool
                            represented by the FHLMC Certificate, in each case
                            whether or not such amounts are actually received.

         The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than FHLMC.

o Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a
federally-chartered and privately-owned corporation, issues Fannie Mae
Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of
Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

|X| Treasury Inflation-Protection Securities. The Fund can buy U.S. Treasury
securities, called "TIPS," which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed.
The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

|X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities and "stripped" securities. These will typically be U.S. Treasury
Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.
         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

|X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the
Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. Increased portfolio turnover could create higher transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

         The Fund's portfolio turnover rate for the fiscal year ended September
30, 2004, was 75%. That was a slight decrease from the Fund's portfolio turnover rate of 82% for its fiscal year ended September 30, 2003.

|X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The
Fund's temporary defensive investments can include the following short-term
(maturing in one year or less) dollar-denominated debt obligations: o obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies, o commercial paper (short-term, unsecured promissory notes) rated in the highest rating category by an established rating organization,
o        debt obligations of domestic or foreign corporate issuers rated "Baa" or higher by Moody's or "BBB" or higher by Standard &
                 Poor's,
o        certificates of deposit and bankers' acceptances and other bank obligations, and
o        repurchase agreements.

         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

         |X| "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a
"principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

|X| Floating Rate and Variable Rate Obligations. Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the
91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.
As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

|X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so o for liquidity purposes to meet anticipated repurchases of Fund shares, or o pending the investment of the proceeds from sales of Fund shares, or o pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.

         Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. As a fundamental policy, the Fund requires that the ownership and control of the securities subject to a repurchase agreement must be transferred to the Fund.
However, if the vendor fails to pay the resale price on the delivery date, the
Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an ongoing basis.

         The Fund's investments in repurchase agreements maturing in more than seven (7) days are limited by the Fund's restriction on illiquid and restricted securities as stated in the Prospectus. The Fund has no limit on investments in repurchase agreements maturing in less than 7 days.

         Pursuant to an Exemptive Order issued by the Securities and Exchange
Commision (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

|X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

         Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X| Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements as a cash management tool, but not as a source of leverage for investing. It does not currently use reverse repurchase agreements, but may do so in the future. When the Fund enters into a reverse repurchase agreement, it segregates on its books an amount of cash or U.S. government securities equal in value to the purchase price of the securities it has committed to buy, plus accrued interest, until the payment is made to the seller. As a fundamental policy, the Fund will not enter into a reverse repurchase agreement unless the securities that collateralize the transaction have a maturity date not later than the settlement date of the transaction. Before the Fund enters into a reverse repurchase agreement, the Manager evaluates the creditworthiness of the seller, typically a bank or broker-dealer.

|X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. As a fundamental policy, the Fund will not enter into such transactions unless the settlement date is within 120 days of the trade date and is settled in cash on the settlement date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

         The Fund may engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the
Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

|X| Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to the Securities Lending Agreement (the "Securities Lending
Agreement") with JP Morgan Chase, subject to the restrictions stated in the
Prospectus. The Fund will lend such portfolio securities to attempt to increase the Fund's income. Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S.
Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan
Chase and the Fund. The Fund will receive, pursuant to the Securities Lending
Agreement, 80% of all annual net income (i.e., net of rebates to the Borrower)
from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested defaults. The Securities Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable tests under the Internal
Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

|X| Borrowing. The Fund has the ability to borrow from banks and/or affiliated investment companies on an unsecured basis to invest the borrowed funds in portfolio securities. If the Fund does borrow, it must do so consistent with its fundamental policy on borrowing below. Currently, the Fund does not anticipate that its borrowings would exceed 5% of its net assets.

|X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. A number of these derivative investments, such as "interest-only" and "principal-only" securities, have been described above. Some other derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional Information.

|X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the
Manager's discretion, as described below. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o        sell futures contracts,
o        buy puts on such futures or on securities, or
o                 write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the
                  Manager does not expect to engage extensively in that
                  practice.

         The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o        buy futures, or
o        buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o Futures. The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"). An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction at a specified future date. Either party could also enter into an offsetting contract to close out the position.

         No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). Initial margin payments will be deposited with the Fund's
Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o Put and Call Options. The Fund can buy and sell certain kinds of put options
("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including, securities options and options on the types of futures the Fund can purchase and sell.

o Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25%
of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period.
That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The
Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

o Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. The Fund can buy puts on securities or interest rate futures, whether or not it owns them. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When the Fund purchases a call or put on a future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The
Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or
U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The
Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.
The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

o Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading
Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act
(CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Other Investment Restrictions

|X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the
Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o        67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than
10% of that issuer's voting securities. This limitation applies to 75% of the
Fund's total assets. The limit does not apply to securities issued by the U.S.
government or any of its agencies or instrumentalities, or securities of other investment companies.

o The Fund cannot invest 25% or more of its total assets in any one industry.
That limit does not apply to securities issued or guaranteed by the U.S.
government or its agencies and instrumentalities.

o The Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the Prospectus or this Statement of
Additional Information.

o The Fund cannot make loans except (a) through lending of securities, (b)
through the purchase of debt instruments or similar evidences of indebtedness,
(c) through an inter-fund lending program with other affiliated funds, and (d)
through repurchase agreements.

o The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

o The Fund cannot purchase or sell real estate, commodities or commodity contracts. However, the Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered commodities or commodity contracts.

o The Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, contracts to buy or sell derivatives, hedging instruments, options, or futures.

|X| Does the Fund Have Additional Restrictions That Are Not "Fundamental"
Policies? The Fund has additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

o The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F)
or (G) of section 12(d)(1) of the Investment Company Act of 1940.

o As a non-fundamental policy, the Fund can invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements on those securities, and hedging instruments approved by its Board of Trustees. This non-fundamental policy will not be changed by the Fund's Board of Trustees without first providing shareholders 60 days written notice.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer
Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b)
is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of
Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the OppenheimerFunds' website at
www.oppenheimerfunds.com in the "Fund Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

         Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

         The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"
or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

         A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

         Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than
30-days after the relevant month-end, subject to the procedures below. If the
Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:
o                 The third-party recipient must first submit a request for
                  release of Fund portfolio holdings, explaining the business reason for the request;
o                 Senior officers (a Senior Vice President or above) in the
                  Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o                 The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

         The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2)
is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer
Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:
o                 Employees of the Fund's Manager, Distributor and Transfer
                  Agent who need to have access to such information (as
                  determined by senior officers of such entity),
o The Fund's certified public accountants and independent registered public accounting firm, o Members of the Fund's Board and the Board's legal counsel, o
The Fund's custodian bank,
o        A proxy voting service designated by the Fund and its Board,
o        Rating/ranking organizations (such as Lipper and Morningstar),
o Portfolio pricing services retained by the Manager to provide portfolio security prices, and o Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

         Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity.
Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

         Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's
Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:
o        Brokers and dealers in connection with portfolio transactions (purchases and sales)
o                 Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's
                  regular pricing services)
o        Dealers to obtain price quotations where the fund is not identified as the owner

         Portfolio holdings information (which may include information on the
Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager,
Distributor, or Transfer Agent, in the following circumstances:
o                 Response to legal process in litigation matters, such as
                  responses to subpoenas or in class action matters where the
                  Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o                 Response to regulatory requests for information (the SEC,
                  NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for
                  information in inspections or for position reporting
                  purposes),
o        To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o        To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o        Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

         Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

         The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

         The Chief Compliance Officer of the Fund and the Manager, Distributor,
and Transfer Agent (the "CCO") shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

         The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons                           Fixed Income Securities               Natexis Bleichroeder
ABG Securities                                Fortis Securities                     Ned Davis Research Group
ABN AMRO                                      Fox-Pitt, Kelton                      Nomura Securities
Advest                                        Friedman, Billing, Ramsey             Pacific Crest
AG Edwards                                    Fulcrum Global Partners               Pacific Crest Securities
American Technology Research                  Garp Research                         Pacific Growth Equities
Auerbach Grayson                              George K Baum & Co.                   Petrie Parkman
Banc of America Securities                    Goldman                               Pictet
Barclays                                      Goldman Sachs                         Piper Jaffray Inc.
Baseline                                      HSBC                                  Plexus
Bear Stearns                                  HSBC Securities Inc                   Prager Sealy & Co.
Belle Haven                                   ING Barings                           Prudential Securities
Bloomberg                                     ISI Group                             Ramirez & Co.
BNP Paribas                                   Janney Montgomery                     Raymond James
BS Financial Services                         Jefferies                             RBC Capital Markets
Buckingham Research Group                     Jeffries & Co.                        RBC Dain Rauscher
Caris & Co.                                   JP Morgan                             Research Direct
CIBC World Markets                            JP Morgan Securities                  Robert W. Baird
Citigroup                                     JPP Eurosecurities                    Roosevelt & Cross
Citigroup Global Markets                      Keefe, Bruyette & Woods               Russell Mellon
Collins Stewart                               Keijser Securities                    Ryan Beck & Co.
Craig-Hallum Capital Group LLC                Kempen & Co. USA Inc.                 Sanford C. Bernstein
Credit Agricole Cheuvreux N.A. Inc.           Kepler Equities/Julius Baer Sec       Scotia Capital Markets
Credit Suisse First Boston                    KeyBanc Capital Markets               SG Cowen & Co.
Daiwa Securities                              Leerink Swan                          SG Cowen Securities
Davy                                          Legg Mason                            Soleil Securities Group
Deutsche Bank                                 Lehman                                Standard & Poors
Deutsche Bank Securities                      Lehman Brothers                       Stone & Youngberg
Dresdner Kleinwort Wasserstein                Lipper                                SWS Group
Emmet & Co                                    Loop Capital Markets                  Taylor Rafferty
Empirical Research                            MainFirst Bank AG                     Think Equity Partners
Enskilda Securities                           Makinson Cowell US Ltd                Thomas Weisel Partners
Essex Capital Markets                         Maxcor Financial                      UBS
Exane BNP Paribas                             Merrill                               Wachovia
Factset                                       Merrill Lynch                         Wachovia Corp
Fidelity Capital Markets                      Midwest Research                      Wachovia Securities
Fimat USA Inc.                                Mizuho Securities                     Wescott Financial
First Albany                                  Morgan Stanley                        William Blair
First Albany Corporation                      Morningstar                           Yieldbook

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in January
1986. Prior to April 7, 1990, the Fund was managed by a different investment advisor than the Manager.

|X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y. All classes invest in the same investment portfolio.
Only retirement plans may purchase Class N shares. Only certain institutional investors may purchase Class Y shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        will generally have a different net asset value,
o        will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a
  Trustee or to take other action described in the Fund's Declaration of Trust.

         The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The Board of Trustees has an Audit Committee, a Review Committee and a
Governance Committee. Each Committee is comprised solely of Trustees who are not
"interested persons" under the Investment Company Act (the "Independent
Trustees"). The members of the Audit Committee are Edward L. Cameron (Chairman),
George C. Bowen, Robert J. Malone and F. William Marshall, Jr. The Audit
Committee held 7 meetings during the Fund's fiscal year ended September 30,
2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit
Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii)
reviewing reports from the Manager's Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Funds' Chief Compliance
Officer; (v) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (vi) reviewing the independence of the Fund's independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

         The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis,
Sam Freedman and Beverly L. Hamilton. The Review Committee held 6 meetings during the Fund's fiscal year ended September 30, 2005. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the Fund's investment performance as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law.

         The Governance Committee is comprised solely of Independent Trustees.
The members of the Governance Committee are, Robert J. Malone (Chairman),
William Armstrong, Beverly L. Hamilton and F. William Marshall, Jr. The
Governance Committee held 5 meetings during the Fund's fiscal year ended
September 30, 2005. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund's governance guidelines, the adequacy of the
Fund's Codes of Ethics and the nomination of Trustees, including Independent
Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the
Governance Committee's consideration by mailing such information to the
Governance Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The
Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by
Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees.
The full Board elects new Trustees except for those instances when a shareholder vote is required.

         Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption
"contact us" or by mail to the Fund at the address below. The Governance
Committee will consider if a different process should be recommended to the
Board.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the Trustees are
also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                                      Oppenheimer Principal Protected Trust II
Oppenheimer Capital Income Fund                                Oppenheimer Principal Protected Trust III
Oppenheimer Champion Income Fund                               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                  Oppenheimer Senior Floating Rate Fund
Oppenheimer High Yield Fund                                    Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                                    Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                            Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.                            Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                       Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                         Centennial Money Market Trust
Oppenheimer Municipal Fund                                     Centennial New York Tax Exempt Trust
Oppenheimer Principal Protected Trust                          Centennial Tax Exempt Trust

         Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

         Messrs. Bomfim, Caan, Gillespie, Gord, Manioudakis, Moon, Murphy,
Petersen, Vandehey, Vottiero, Wixted and Zack and Mss. Bloomberg and Ives, who
are officers of the Fund, hold the same offices with one or more of the other
Board II Funds. As of October 29, 2004 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds.
In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

         Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds
("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
Name, Position(s) with the       Principal Occupation(s) During the Past 5 Years; Other                 Dollar Range      Aggregate
                                                                                                                        Dollar Range
                                                                                                                          of Shares
                                                                                                         of Shares      Beneficially
                                                                                                        Beneficially    Owned in All
                                 Trusteeships/Directorships Held; Number of Portfolios in the Fund      Owned in the     Supervised
Fund, Length of Service, Age     Complex Currently Overseen                                                 Fund            Funds
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------------------------
                                                                                                           As of December 31, 2004
-------------------------------- --------------------------------------------------------------------- --------------------------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
William L. Armstrong,            Chairman of the following private mortgage banking companies:         $0              Over $100,000
Chairman of the Board of         Cherry Creek Mortgage Company (since 1991), Centennial State
Trustees since 2003, Trustee     Mortgage Company (since 1994), and The El Paso Mortgage Company
since 1999                       (since 1993); Chairman of the following private companies:
Age: 68                          Ambassador Media Corporation (since 1984) and Broadway Ventures
                                 (since 1984); Director of the following: Helmerich & Payne, Inc.
                                 (oil and gas drilling/production company) (since 1992), Campus
                                 Crusade for Christ (since 1991) and The Lynde and Harry Bradley
                                 Foundation, Inc. (non-profit organization) (since 2002); former
                                 Chairman of the following: Transland Financial Services, Inc.
                                 (private mortgage banking company) (1997-2003), Great Frontier
                                 Insurance (insurance agency) (1995-2000), Frontier Real Estate,
                                 Inc. (residential real estate brokerage) (1994-2000) and Frontier
                                 Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage
                                 Technology Corporation (computer equipment company) (1991-2003) and
                                 International Family Entertainment (television channel)
                                 (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38
                                 portfolios in the OppenheimerFunds complex.
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
Robert G. Avis,                  Director and President of A.G. Edwards Capital, Inc. (General         $0              Over $100,000
Trustee since 1993               Partner of private equity funds) (until February 2001); Chairman,
Age: 74                          President and Chief Executive Officer of A.G. Edwards Capital, Inc.
                                 (until March 2000); Director of A.G. Edwards & Sons, Inc.
                                 (brokerage company) (until 2000) and A.G. Edwards Trust Company
                                 (investment adviser) (until 2000); Vice Chairman and Director of
                                 A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G.
                                 Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards
                                 Trust Company (until March 1999) and A.G.E. Asset Management
                                 (investment adviser) (until March 1999). Oversees 38 portfolios in the OppenheimerFunds complex.
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
George C. Bowen,                 Assistant Secretary and Director of Centennial Asset Management       $1 - $10,000    Over $100,000
Trustee since 1998               Corporation (December 1991-April 1999); President, Treasurer and
Age: 69                          Director of Centennial Capital Corporation (June 1989-April 1999);
                                 Chief Executive Officer and Director of
                                 MultiSource Services, Inc. (March 1996-April
                                 1999); Mr. Bowen held several positions with
                                 the Manager and with subsidiary or affiliated
                                 companies of the Manager (September 1987-April
                                 1999). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
Edward L. Cameron,               Member of The Life Guard of Mount Vernon (George Washington           $0              Over $100,000
Trustee since 2001               historical site) (since June 2000); Director of Genetic ID, Inc.
Age: 67                          (biotech company) (March 2001-May 2002); Partner at
                                 PricewaterhouseCoopers LLP (accounting firm)
                                 (July 1974-June 1999); Chairman of Price
                                 Waterhouse LLP Global Investment Management
                                 Industry Services Group (July 1994-June 1998).
                                 Oversees 38 portfolios in the OppenheimerFunds
                                 complex.
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
Jon S. Fossel,                   Director of UNUMProvident (insurance company) (since June 2002);      $0              Over $100,000
Trustee since 1990               Director of Northwestern Energy Corp. (public utility corporation)
Age: 63                          (since November 2004); Director of P.R. Pharmaceuticals (October
                                 1999-October 2003); Director of Rocky Mountain Elk Foundation
                                 (non-profit organization) (February 1998-February 2003); Chairman and Director (until October 1996) and President and Chief Executive
                                 Officer (until October 1995) of the Manager; President, Chief
                                 Executive Officer and Director of the following: Oppenheimer
                                 Acquisition Corp. ("OAC") (parent holding company of the Manager),
                                 Shareholders Services, Inc. and Shareholder Financial Services,
                                 Inc. (until October 1995). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
Sam Freedman,                    Director of Colorado Uplift (charitable organization) (since          $0              Over $100,000
Trustee since 1996               September 1984). Mr. Freedman held several positions with the
Age: 65                          Manager and with subsidiary or affiliated companies of the Manager
                                 (until October 1994). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
Beverly L. Hamilton,             Trustee of Monterey Institute for International Studies               $0              Over $100,000
Trustee since 2002               (educational organization) (since February 2000); Director of The
Age: 59                          California Endowment (philanthropic organization) (since April
                                 2002); Director of Community Hospital of
                                 Monterey Peninsula (since February 2002);
                                 Director of American Funds' Emerging Markets
                                 Growth Fund, Inc. (mutual fund) (since October
                                 1991); President of ARCO Investment Management
                                 Company (February 1991-April 2000); Member of
                                 the investment committees of The Rockefeller
                                 Foundation and The University of Michigan;
                                 Advisor at Credit Suisse First Boston's Sprout
                                 venture capital unit (venture capital fund)
                                 (1994-January 2005); Trustee of MassMutual
                                 Institutional Funds (investment company)
                                 (1996-June 2004); Trustee of MML Series
                                 Investment Fund (investment company) (April
                                 1989-June 2004); Member of the investment
                                 committee of Hartford Hospital (2000-2003); and
                                 Advisor to Unilever (Holland) pension fund
                                 (2000-2003). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
Robert J. Malone,                Director of Jones International University (educational               $0              Over $100,000
Trustee since 2002               organization) (since August 2005); Chairman, Chief Executive
Age: 61                          Officer and Director of Steele Street State Bank (commercial banking) (since August 2003); Director of
                                 Colorado UpLIFT (charitable organization)
                                 (since 1986); Trustee of the Gallagher Family
                                 Foundation (non-profit organization) (since
                                 2000); Former Chairman of U.S. Bank-Colorado
                                 (subsidiary of U.S. Bancorp and formerly
                                 Colorado National Bank) (July 1996-April 1999);
                                 Director of Commercial Assets, Inc. (real
                                 estate investment trust) (1993-2000); Director
                                 of Jones Knowledge, Inc. (2001-July 2004); and
                                 Director of U.S. Exploration, Inc. (oil and gas
                                 exploration) (1997-February 2004). Oversees 38
                                 portfolios in the OppenheimerFunds complex.
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
F. William Marshall, Jr.,        Trustee of MassMutual Select Funds (formerly MassMutual               $0              Over $100,000
Trustee since 2001               Institutional Funds) (investment company) (since 1996) and MML
Age: 63                          Series Investment Fund (investment company) (since 1996), the
        Springfield Library and Museum Association (museums) (since 1995)
                                 and the Community Music School of Springfield (music school) (since
                                 1996); Chairman and Trustee (since 2003) and
                                 Chairman of the Investment Committee (since
                                 1994) of the Worcester Polytech Institute
                                 (private university); President and Treasurer
                                 of the SIS Funds (private charitable fund)
                                 (since January 1999); Chairman of SIS & Family
                                 Bank, F.S.B. (formerly SIS Bank) (commercial
                                 bank) (January 1999-July 1999); Member of the
                                 Investment Committee of the Community
                                 Foundation of Western Massachusetts
                                 (1998-2003); and Executive Vice President of
                                 Peoples Heritage Financial Group, Inc.
                                 (commercial bank) (January 1999-July 1999).
                                 Oversees 40 portfolios in the OppenheimerFunds
                                 complex.*
-------------------------------- --------------------------------------------------------------------- --------------- ----------------
*    Includes two open-end investment companies: MassMutual Select Funds and MML
     Series Investment Fund. In accordance with the instructions for Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series
     Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

         The address of Mr. Murphy is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a
Trustee for an indefinite term and as an officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested
Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Trustee of the Fund and the other Board II Funds (defined below) for which he is a director or trustee.

--------------------------------------------------------------------------------------------------------------------------------------
                         Interested Trustee and Officer
--------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------------------------------------------------------------- ----------------- ----------------
Name, Position(s) Held with    Principal Occupation(s) During the Past 5 Years; Other               Dollar Range of      Aggregate
                                                                                                                       Dollar Range
                                                                                                                         Of Shares
                                                                                                         Shares        Beneficially
                                                                                                      Beneficially     Owned in All
the Fund, Length of Service,   Trusteeships/Directorships Held; Number of Portfolios in the Fund      Owned in the      Supervised
Age                            Complex Currently Overseen                                                 Fund             Funds
------------------------------ -------------------------------------------------------------------- ----------------- ----------------
------------------------------ -------------------------------------------------------------------- ----------------------------------
                                                                                                         As of December 31, 2004
------------------------------ -------------------------------------------------------------------- ----------------------------------
------------------------------ -------------------------------------------------------------------- ----------------- ----------------
John V. Murphy,                Chairman, Chief Executive Officer and Director (since June 2001)     $ 0               Over $100,000
President and Trustee since    and President (since September 2000) of the Manager; President and
2001                           director or trustee of other Oppenheimer funds; President and
Age: 56                        Director of OAC and of Oppenheimer Partnership Holdings, Inc.
                               (holding company subsidiary of the Manager)
                               (since July 2001); Director of OppenheimerFunds
                               Distributor, Inc. (subsidiary of the Manager)
                               (since November 2001); Chairman and Director of
                               Shareholder Services, Inc. and of Shareholder
                               Financial Services, Inc. (transfer agent
                               subsidiaries of the Manager) (since July 2001);
                               President and Director of OppenheimerFunds Legacy
                               Program (charitable trust program established by
                               the Manager) (since July 2001); Director of the
                               following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management,
                               Inc., Centennial Asset Management Corporation,
                               Trinity Investment Management Corporation and
                               Tremont Capital Management, Inc. (since November
                               2001), HarbourView Asset Management Corporation
                               and OFI Private Investments, Inc. (since July
                               2001); President (since November 2001) and
                               Director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President
                               of Massachusetts Mutual Life Insurance Company
                               (OAC's parent company) (since February 1997);
                               Director of DLB Acquisition Corporation (holding
                               company parent of Babson Capital Management LLC)
                               (since June 1995); Member of the Investment
                               Company Institute's Board of Governors (since
                               October 3, 2003); Chief Operating Officer of the
                               Manager (September 2000-June 2001); President and
                               Trustee of MML Series Investment Fund and
                               MassMutual Select Funds (open-end investment
                               companies) (November 1999-November 2001);
                               Director of C.M. Life Insurance Company
                               (September 1999-August 2000); President, Chief
                               Executive Officer and Director of MML Bay State
                               Life Insurance Company (September 1999-August
                               2000); Director of Emerald Isle Bancorp and
                               Hibernia Savings Bank (wholly-owned subsidiary of
                               Emerald Isle Bancorp) (June 1989-June 1998).
                               Oversees 77 portfolios as an officer and director
                               or trustee and 10 additional portfolios as an
                               officer in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ----------------- ----------------

The addresses of the officers in the chart below are as follows: for Messrs. Bomfim, Caan, Gillespie, Gord, Manioudakis, Moon and
Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen,
Vandehey, Vottiero, and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement death or removal.

---------------------------------------------------------------------------------------------------------------------------------
                           Other Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Name, Position(s) Held with the    Principal Occupation(s) During Past 5 Years
Fund, Length of Service, Age
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Antulio Bomfim,                    Vice President of the Manager since October 2003. He is also a portfolio manager of 11 other
Vice President and Portfolio       portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior Economist at the Board
Manager since 2003                 of Governors of the Federal Reserve System from June 1992 to October 2003.
Age: 38
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Geoffrey Caan                      Vice President and Portfolio Manager of the Manager since August 2003; he is also a
Vice President and Portfolio       portfolio manager of 11 other portfolios in the OppenheimerFunds complex. Formerly Vice
Manager since 2003                 President of ABN AMRO NA, Inc. (June 2002 - August 2003); Vice President of Zurich Scudder
Age: 36                            Investments (January 1999 - June 2002).
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Benjamin J. Gord,                  Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio       Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (as of June
Manager since 2003                 2002); a portfolio manager of 11 other portfolios in the OppenheimerFunds complex. Formerly
Age: 43                            an executive director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002).
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Angelo Manioudakis,                Senior Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio       Corporation (since April, 2002 and of OFI Institutional Asset Management, Inc. (since June
Manager since 2002                 2002); an officer of 14 portfolios in the OppenheimerFunds complex. Formerly Executive
Age: 39                            Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
                                   Investment Management (August 1993-April 2002).
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Charles Moon,                      Vice President of the Manager (since April 2002, of HarbourView Asset Management Corporation
Vice President and Portfolio       (since April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002); a
Manager since 2003                 portfolio manager of 11 other portfolios in the OppenheimerFunds complex. Formerly executive
Age: 38                            director and portfolio manager at Miller Anderson & Sherrerd, a division of Morgan Stanley
                                   Investment Management (June 1999-March 2002); Vice President of Citicorp Securities Inc.
                                   (June 1993-May 1999).
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Mark S. Vandehey,                  Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief           President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer since 2004      Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit
Age: 55                            of the Manager (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer since 1999               following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 46                            Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
                                   Partnership Holdings, Inc. (since March
                                   1999), OFI Private Investments, Inc. (since
                                   March 2000), OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc (since May
                                   2000), OFI Institutional Asset Management,
                                   Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (since June
                                   2003); Treasurer and Chief Financial Officer
                                   of OFI Trust Company (trust company
                                   subsidiary of the Manager) (since May 2000);
                                   Assistant Treasurer of the following: OAC
                                   (since March 1999), Centennial Asset
                                   Management Corporation (March 1999-October
                                   2003) and OppenheimerFunds Legacy Program
                                   (April 2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust
                                   Company-Mutual Fund Services Division (March
                                   1995-March 1999). An officer of 87 portfolios
                                   in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian Petersen,                    Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer since 2004     Accounting of the Manager (November 1998-July 2002). An officer of 87 portfolios in the
Age: 35                            OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Philip F. Vottiero,                Vice President/Fund Accounting of the Manager (since March 2002); Vice President/Corporate
Assistant Treasurer since 2002     Accounting of the Manager (July 1999-March 2002); Chief Financial Officer of Sovlink
Age: 42                            Corporation (April 1996-June 1999). An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Robert G. Zack,                    Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary since 2001               Manager; General Counsel and Director of the Distributor (since December 2001); General
Age: 57                            Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
                                   President and General Counsel of HarbourView Asset Management Corporation (since December
                                   2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                   (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                   Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                   (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                   Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                   President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                   Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June
                                   2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc.
                                   (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                   Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                   2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                   Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                   Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                   International Ltd. (September 1997-November 2001). An officer of 87 portfolios in the
                                   OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Lisa I. Bloomberg,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary since 2004     (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate
Age: 37                            Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000)
                                   of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Kathleen T. Ives,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary since 2001     2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
Age: 40                            2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
                                   (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                   (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                   Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                   1994-October 2003). An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Phillip S. Gillespie,              Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary since 2004     First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
Age: 41                            President (1998-2000) of Merrill Lynch Investment Management. An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------

|X| Remuneration of the Officers and Trustees. The officers and the interested
Trustee of the Fund who are affiliated with the Manager receive no salary or fee from the Fund. The Independent Trustees received the compensation shown below from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended September 30, 2005.
The total compensation, including accrued retirement benefits, from the Fund and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31,
2004.

------------------------------------------------ ---------------------------------- ----------------------------------
Name of Trustee and Other FundPosition(s) (as     Aggregate Compensation From the   Total Compensation From the Fund
applicable)                                                   Fund(1)                      and Fund Complex(2)
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
William L. Armstrong                                          $7,556                            $178,000
Chairman of the Board and
Governance Committee Member
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
Robert G. Avis                                                $5,031                            $118,500
Review Committee Member
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
George C. Bowen                                               $5,031                            $118,500
Audit Committee Member
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
Edward L. Cameron                                             $5,773                            $136,000
Audit Committee Chairman
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
Jon S. Fossel                                                 $5,773                            $136,000
Review Committee Chairman
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
Sam Freedman                                                  $5,031                            $118,500
Review Committee Member
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
Beverly Hamilton                                             $5,057(3)                         $152,355(5)
Review Committee Member and
Governance Committee Member
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
Robert J. Malone
Governance Committee Chairman and                            $5,802(4)                          $121,726
Audit Committee Member
------------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------------ ---------------------------------- ----------------------------------
F. William Marshall, Jr.
Audit Committee Member and Governance                         $5,031                           $167,500(6)
Committee Member
------------------------------------------------ ---------------------------------- ----------------------------------
1.   "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2.   In accordance with SEC regulations, for purposes of this section only,
     "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional
     Funds, the MassMutual Select Funds and the MML Series Investment Fund, the
     investment adviser for which is the indirect parent company of the Fund's
     Manager. the Manager also serves as the Sub-Advisor to the following:
     MassMutual Premier International Equity Fund, MassMutual Premier Main
     Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier
     Capital Appreciation Fund, and MassMutual Premier Global Fund. the Manager
     does not consider MassMutual Institutional Funds, MassMutual Select Funds
     and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund
     Complex" as that term may be otherwise interpreted.
3.   Includes $5,057 deferred by Ms. Hamilton under the "Deferred Compensation
     Plan" described below. 4. Includes $5,802 deferred by Mr. Malone under the
     "Deferred Compensation Plan" described below. 5. Includes $36,654 deferred by Ms. Hamilton under a deferred compensation plan for serving as a Trustee for MassMutual
     Institutional Funds and MML Series Investment Fund (until June 30, 2004).
6.   Includes $49,000 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

|X| Deferred Compensation Plan For Trustees. The Board of Trustees has adopted a
Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the
Trustees' deferred compensation account.

|X| Major Shareholders. As of October 29, 2004, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

         Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Fund Admn, #97F98, 4800 Deer Lake Drive E., 3rd Floor,
         Jacksonville, Florida 32246-6484, which owned 4,391,647.987 Class C shares (representing approximately 9.39% of the Fund's then-outstanding
         Class C shares).

         Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Fund Admn, 4800 Deer Lake Drive E., 3rd Floor,
         Jacksonville, Florida 32246-6484, which owned 505,615.418 Class N shares (representing approximately 10.75% of the Fund's
         then-outstanding Class N shares), for the sole benefit of its customers.

         Oppenheimer Capital Preservation Fund, Attn: Brian Wixted, 6803 S.
         Tucson Way, Englewood, CO 80112-3924, which owned 16,165,114.144 Class
         Y shares (representing approximately 81.44% of the Fund's
         then-outstanding Class Y shares).

         Oregon College Savings Plan Conservative Portfolio, Attn: Amy Sullivan,
         c/o OppenheimerFunds P.O. Box 5270 Denver, CO 80217-5270, which owned
         1,056,576.197 Class Y shares (representing approximately 5.32% of the
         Fund's then-outstanding Class Y shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life
Insurance Company, a global, diversified insurance and financial services organization.

|X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

|X| Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities
("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting
Guidelines and to maintain records of such portfolio proxy voting. The Proxy
Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and the Manager where a directly-controlled affiliate of the Manager manages or administers the assets of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below. o The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors
              nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o             In general, the Fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.
o             The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund opposes proposals to classify the board of directors. o The Fund supports proposals to eliminate cumulative voting. o The Fund opposes re-pricing of stock options.
o             The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

         The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

|X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the
Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last three fiscal years were:

--------------------------------------- -----------------------------------------------------------------------------
       Fiscal Year ended 9/30:                             Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2003                                                        $13,226,495
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2004                                                        $11,063,230
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2005                                                        $8,839,599
--------------------------------------- -----------------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan,
Charles Moon and Antulio N. Bomfim (each is referred to as a "Portfolio Manager"
and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

Other Accounts Managed.  The Fund's portfolio is managed by a team of investment professionals  including Angelo Manioudakis,  Benjamin J. Gord and Charles Moon,
who are responsible for the day-to-day management of the fund's investments.  In addition to managing the Fund's investment portfolio, Messrs. Manioudakis, Gord,
Caan, Moon and Bomfim also manage other  investment  portfolios on behalf of the
Manager or its  affiliates.  The following  table  provides  information,  as of
September  30,  2005,   regarding  the  other  portfolios   managed  by  Messrs.
Manioudakis,  Gord,  Caan,  Moon and  Bomfim.  None of those  portfolios  has an advisory fee based on performance:

     Portfolio Manager       Registered   Total Assets   Other Pooled  Total Assets in     Other     Total Assets
                                         in Registered                   Other Pooled
                             Investment    Investment     Investment      Investment                   in Other
                             Companies     Companies       Vehicles        Vehicles      Accounts      Accounts
                              Managed       Managed*       Managed         Managed*       Managed      Managed*
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Angelo Manioudakis          17        $12,751.7          6             $198.3           6          $42.08
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Benjamin Gord               14        $12,220.4          6             $198.3           3          $40.01
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Geoffrey Caan               14        $12,220.4          6             $198.3           1           $39.5
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Charles Moon                14        $12,220.4          6             $198.3           1           $39.5
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Antulio N. Bomfim           14        $12,220.4          6             $198.3           3          $40.09

* In millions.

         As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio
Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

Compensation  of the  Portfolio  Managers.  The Fund's  Portfolio  Managers  are
employed and  compensated  by the  Manager,  not the Fund.  Under the  Manager's
compensation  program for its portfolio managers and portfolio  analysts,  their compensation  is based  primarily on the investment  performance  results of the funds and accounts  they  manage,  rather than on the  financial  success of the
Manager.  This is  intended  to align  the  portfolio  managers'  and  analysts'
interests  with the success of the funds and accounts and their  investors.  The
Manager's  compensation  structure  is  designed  to attract  and retain  highly qualified investment management  professionals and to reward individual and team contributions  toward creating  shareholder value. As of September 30, 2005, the
Portfolio Managers'  compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and  appreciation  rights in regard to the common stock of the Manager's holding  company  parent.  Senior  portfolio  managers  may also be  eligible to participate in the Manager's deferred compensation plan.

         The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper - Short-Term
U.S. Government Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

         Ownership of Fund Shares. As of September 30, 2005, the Portfolio
Manager beneficially owned shares of the Fund as follows:

                  ------------------------------------------------------------------------------------
                                                                    Range of Shares Beneficially
                               Portfolio Manager                         Owned in the Fund
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Angelo Manioudakis                                          None
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Benjamin Gord                                               None
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Charles Moon                                                None
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Geoffrey Caan                                           $1 - $10,000
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Antulio Bomfim                                              None
                  ------------------------------------------------------------------------------------

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment
Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of
Trustees.

         Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

         Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

         However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the
Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the
Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated concession, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broaden the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.
The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.
     ---------------------------------- -----------------------------------------------------------------
          Fiscal Year Ended 9/30:               Total Brokerage Commissions Paid by the Fund(1)
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2002                                            $1,019,623
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2003                                             $454,612
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2004                                           $340,523(2)
     ---------------------------------- -----------------------------------------------------------------
1.   Amounts do not include spreads or commissions on principal transactions on a net trade basis.
2.   In the fiscal year ended 9/30/04, the amount of transactions directed to brokers for research services was $0 and amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

         The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal Year     Aggregate Front-End     Class A Front-End
                                        Sales Charges
Ended 9/30:     Sales Charges on        Retained by
                Class A Shares          Distributor(1)
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2003             $4,827,184              $1,153,561
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2004             $2,545,019               $746,854
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2005             $1,881,004               $574,271
--------------- ----------------------- -----------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

--------------- ----------------------- ---------------------- ------------------------ ------------------------
Fiscal Year     Concessions on Class    Concessions on Class   Concessions on Class C   Concessions on Class N
Ended 9/30:     A Shares Advanced by    B Shares Advanced by   Shares Advanced by       Shares Advanced by
                Distributor(1)          Distributor(1)         Distributor(1)           Distributor(1)
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2003             $1,128,086             $4,114,376              $2,423,455                $206,242
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2004              $273,096              $1,108,004               $720,281                 $144,953
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2005              $130,073               $612,233                $409,555                 $144,205
--------------- ----------------------- ---------------------- ------------------------ ------------------------
1.   The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and
     Class N shares from its own resources at the time of sale.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
Fiscal    Year  Class A Contingent      Class B Contingent      Class C Contingent        Class N Contingent
                Deferred Sales          Deferred Sales                                    Deferred Sales
Ended 9/30:     Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
                Distributor             Distributor             Retained by Distributor   Distributor
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2003              $195,938               $2,378,915                $433,146                 $163,150
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2004              $41,537                $1,513,575                $160,470                 $66,059
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2005               $7,055                 $962,593                 $66,370                  $80,932
--------------- ----------------------- ----------------------- ------------------------- -----------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

         Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as
"revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the
Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees.

|X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.
The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients periodically on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment.
If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         For the fiscal year ended September 30, 2005 payments under the Class A plan totaled $2,875,441, of which $13,660was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $156,081 paid to an affiliate of the Distributor's parent company.
Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any quarter cannot be recovered in subsequent periods. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X| Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide for the service fee are similar to the services provided under the Class A service plan, described above.

         Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B,
Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.
Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

         The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

         The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the
Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the
Distributor in recognition that the Distributor:
o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above, o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may
              provide such financing from its own resources or from the
resources of an affiliate, o employs personnel to support distribution of Class
B, Class C and Class N shares,
o             bears the costs of sales literature, advertising and prospectuses
              (other than those furnished to current shareholders) and state
              "blue sky" registration fees and certain other distribution expenses,
o             may not be able to adequately compensate dealers that sell Class
              B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o             receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o             may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o             may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------------------------------------------
                    Distribution Fees Paid to the Distributor for the Fiscal Year Ended 9/30/05
---------------------------------------------------------------------------------------------------------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
      Class:          Total Payments Under     Amount Retained by         Distributor's           Distributor's
                                                                            Aggregate         Unreimbursed Expenses
                                                                      Unreimbursed Expenses   as % of Net Assets of
                              Plan                 Distributor              Under Plan                Class
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class B Plan               $4,119,744             $3,147,377(1)                 $0                      0%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class C Plan               $4,319,055              $535,222(2)             $14,010,003                2.89%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class N Plan                $253,037               $154,787(3)              $1,129,331                2.38%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
1. Includes $71,103 paid to an affiliate of the Distributor's parent company. 2.
Includes $166,332 paid to an affiliate of the Distributor's parent company. 3.
Includes $28,419 paid to an affiliate of the Distributor's parent company.

         All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this Statement of Additional Information. Additionally, the Manager and/or the
Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the
Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o Payments made by the Fund, or by an investor buying or selling shares of the
Fund may include:

o                   depending on the share class that the investor selects,
                    contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries as sales commissions (see "About Your Account" in the
                    Prospectus);
o                   ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's
                    distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the
                    Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and
                    Service Plans" above);
o                   shareholder servicing payments for providing omnibus
                    accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o            Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o                   These types of payments may reflect compensation for
                    marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms
                    and programs, transaction processing or other services;
o                   The Manager and Distributor each may also pay other
                    compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD.
                    Payments are made based on the guidelines established by the
                    Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this Statement of Additional
Information. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

         Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o            transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o            program support, such as expenses related to including the
             Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o            placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

   ADVEST INC.                                                Aegon
   A.G. Edwards & Sons, Inc                                   AIG Network
   Allianz Life Insurance Company                             Allstate Life Insurance Company
   Ameritas Life Insurance Corporation                        American Centurian Life Insurance
   American Enterprise Life Insurance                         American Express Financial Advisors Inc.
   American Portfolios                                        Annuity Investors Life
   AXA Advisors                                               Banc One Securities Corporation
   Bank of New York                                           Cadaret Grant & Co. Inc.
   Charter One Securities Inc.                                Chase Investment Services
   Citigroup Financial Network                                CitiStreet
   Citizens Bank of Rhode Island                              CJM Planning Corp.
   Columbus Life Insurance Company                            Commonwealth Financial Network
   CUNA Brokerage Services Inc.                               CUSO Financial Services, L.P.
   Federal Kemper                                             First Allied Securities Inc
   First Global Capital                                       GE Financial Assurance
   GlenBrook Life and Annuity Co.                             Great West Life & Annuity Co., Inc.
   HD Vest                                                    Hewitt Associates
   HSBC Brokerage (USA) Inc.                                  ING Network
   Jefferson Pilot Securities Corporation                     John Hancock Variable Life Insurance Company
   Kemper Life Assurance Company                              Legend Equities Corporation
   Legg Mason Wood Walker, Incorporated                       Lincoln National Life Insurance Company
   Lincoln Financial Advisors Corporation                     Lincoln Investment Planning
   Linsco/Private Ledger Corp.                                MassMutual Financial Group and affiliates
   McDonald Investments, Inc.                                 Merrill Lynch & Co., Inc. and affiliates
   Metlife and affiliates                                     Minnesota Life Insurance Company
   Morgan Stanley DW Inc.                                     NPH Network
   Nationwide and affiliates                                  New York Life Securities, LLC
   PacLife Network                                            Park Avenue Securities LLC
   Planmember Securities Corporation                          Prime Capital Services, Inc.
   Princor Financial Services Corporation                     Protective Life Insurance Co.
   Provident Mutual Insurance Company                         Prudential Investment Management Services LLC
   Raymond James Financial Services, Inc.                     Raymond James & Associates, Inc.
   RBC Dain Rauscher Inc.                                     Securities America, Inc.
   Security Benefit Life Insurance Company                    Signator Investments
   Sun Life Insurance Company                                 Suntrust Investment Services, Inc.
   Tower Square Securities, Inc                               Travelers Life & Annuity Co., Inc.
   UBS Financial Services Inc.                                Union Central Life Insurance Company
   Wachovia Securities LLC                                    Wells Fargo Investments, LLC

         For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

   ABN AMRO                                                   ADP
   Alliance Benefit Group                                     AMVESCAP Retirement Plans
   American Stock & Transfer                                  Baden Retirement
   BCG                                                        Benefit Administration Co., LLC
   Benefit Administration, Inc.                               Benefit Plans Administrative Services
   Benetech, Inc.                                             BISYS Retirement Services
   Boston Financial Data Services                             Ceridian
   Circle Trust Company                                       Citigroup
   CitiStreet                                                 CPI
   Daily Access.Com, Inc.                                     Digital Retirement Solutions
   Dyatech                                                    ERISA Administrative Services, Inc.
   ExpertPlan.com                                             FAScore
   FBD Consulting                                             Federated Investors
   Fidelity Institutional                                     First National Bank of Omaha
   First Trust Corp.                                          Franklin Templeton
   Geller Group                                               Gold K
   Great West Financial Services Equities, Inc.               Hartford Life Insurance Co.
   ICMA - RC Services                                         In West Pension Mgmt
   Independent Plan Coordinators                              Ingham Group
   Interactive Retirement Systems, Ltd.                       Invesmart, Inc.
   Kaufman & Goble                                            Leggette & Co., Inc.
   Manulife                                                   MassMutual Financial Group and affiliates
   Matrix Settlement & Clearance Services                     Mellon HR Solutions
   Merrill Lynch & Co., Inc.                                  Metavante
   Metlife Securities Inc.                                    MFS Investment Management
   Mid Atlantic Capital Corp.                                 Milliman USA
   Morgan Stanley DW Inc.                                     National City Bank
   National Financial Services Corp.                          National Investors Services Corp.
   Nationwide Investment Service Corp.                        New York Life Investment Management, Inc.
   Northwest Plan Services                                    Pension Administration and Consulting
   PFPC, Inc.                                                 PSMI Group
   Putnam Fiduciary Trust Company                             Quads Trust Company
   RSM McGladrey                                              SAFECO
   Charles Schwab & Co., Inc.                                 Security Trust Company
   Sentinel / National Life                                   Standard Insurance Co
   Stanley, Hunt, Dupree & Rhine                              State Street Bank & Trust Company
   Suntrust Investment Services, Inc.                         Swerdlin & Co.
   T. Rowe Price Brokerage Services, L.P.                     Taylor, Perky & Parker, LLC
   The 401k Company                                           The Investment Center, Inc.
   Trusource                                                  Union Bank and Trust Co.
   USI Consulting Group                                       Vanguard Group
   Web401K.com                                                Wilmington Trust Company

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o             Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's
              performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions. o An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the
Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a
              daily basis.
o When an investor's shares are redeemed, they may be worth more or less than their original cost.
o             Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o Standardized Yield. The "standardized yield" (sometimes referred to just as
"yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

    Standardized Yield         = 2[(   a - b   +1)(6)     -1 ]
                                      --------
                                        cd

         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c     = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d     = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                              Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

---------------------------------------------------------------------------------------------------
                      The Fund's Yields for the 30-Day Periods Ended 9/30/05
---------------------------------------------------------------------------------------------------
----------------- --------------------------------------- -----------------------------------------
Class of Shares             Standardized Yield                         Dividend Yield
----------------- --------------------------------------- -----------------------------------------
----------------- ------------------- ------------------- --------------------- -------------------
                       Without              After               Without               After
                        Sales               Sales                Sales                Sales
                        Charge              Charge               Charge               Charge
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class A                 3.89%               3.76%                3.36%                3.24%
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class B                 3.15%                N/A                 2.60%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class C                 3.14%                N/A                 2.61%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class N                 3.64%                N/A                 3.11%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class Y                 4.14%                N/A                 3.61%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------

         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The
Fund uses standardized calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year, 3.0% in the second year,
2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter.
For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher
Class N 12b-1 fees. There is no sales charge on Class Y shares.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV l/n        - 1     = Average Annual Total Return
 P

o Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n         - 1   = Average Annual Total Return (After Taxes on Distributions)
---
 P

o Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n         - 1    = Average Annual Total Return (After Taxes on Distributions and Redemptions)
---
 P

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P
o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 9/30/05
----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------
Class      of      Cumulative Total                              Average Annual Total Returns
                 Returns (10 years or
Shares              life-of-class)
-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------
                                                  1-Year                    5-Year                   10-Year
                                                                     (or life of class if      (or life of class if

less) less)
-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class A(1)       54.23%       59.82%       -2.10%        1.45%        3.09%        3.83%        4.43%        4.80%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class B(2)       52.88%       52.88%       -3.24%        0.69%        2.88%        3.05%        4.34%        4.34%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class C(3)       48.30%       48.30%       -0.30%        0.69%        3.06%        3.06%        4.02%        4.02%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class N(4)       14.73%       14.73%        0.22%        1.20%        3.04%        3.04%         N/A          N/A
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class Y(5)        40.9%        40.9%        1.69%        1.69%        4.18%        4.18%        4.57%        4.57%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
1. Inception of Class A: 03/10/86 2. Inception of Class B: 05/13/93 3. Inception
of Class C: 02/01/95 4. Inception of Class N: 03/01/01 5. Inception of Class Y:
01/26/98

----------------------------------------------------------------------------------------------------------------
                    Average Annual Total Returns for Class A(1) Shares (After Sales Charge)
                                         For the Periods Ended 9/30/05
----------------------------------------------------------------------------------------------------------------
---------------------------------------- ----------------------- ------------------------ ----------------------
                                                 1-Year                  5-Year                  10-Year
                                                                  (or life of class if    (or life of class if
                                                                          less)                   less)
---------------------------------------- ----------------------- ------------------------ ----------------------
---------------------------------------- ----------------------- ------------------------ ----------------------
After Taxes on Distributions                     -3.16%                   1.71%                   2.38%
---------------------------------------- ----------------------- ------------------------ ----------------------
---------------------------------------- ----------------------- ------------------------ ----------------------
After Taxes on Distributions and                 -1.37%                   1.79%                   2.48%
Redemption of Fund Shares
---------------------------------------- ----------------------- ------------------------ ----------------------
     1. Inception of Class A: 03/10/86

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|      Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by
Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector.
The Fund is rated among the short government category.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

         |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the
FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the
United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange
(the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.
The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer Main Street Opportunity Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Main Street Small Cap Fund
Oppenheimer Balanced Fund                                     Oppenheimer MidCap Fund
Oppenheimer California Municipal Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Portfolio Series:
Oppenheimer Champion Income Fund                                   Active Allocation Fund
Oppenheimer Convertible Securities Fund                            Aggressive Investor Fund
Oppenheimer Core Bond Fund                                         Conservative Investor Fund
Oppenheimer Developing Markets Fund                                Moderate Investor Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Principal Protected Main Street Fund
Oppenheimer Discovery Fund                                    Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Dividend Growth Fund                              Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Balanced Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Fund                                       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Opportunities Fund                         Oppenheimer Real Asset Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Real Estate Fund
Oppenheimer Growth Fund                                       Oppenheimer Rochester National Municipals
Oppenheimer High Yield Fund                                   Oppenheimer Select Value Fund
Oppenheimer International Bond Fund                           Oppenheimer Senior Floating Rate Fund
Oppenheimer International Diversified Fund                    Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer International Growth Fund                         Oppenheimer Strategic Income Fund
Oppenheimer International Small Company Fund                  Oppenheimer Total Return Bond Fund
Oppenheimer International Value Fund                          Oppenheimer U.S. Government Trust
Oppenheimer Limited Term California Municipal Fund            Oppenheimer Value Fund
Oppenheimer Limited-Term Government Fund                      Limited-Term New York Municipal Fund
Oppenheimer Limited Term Municipal Fund                       Rochester Fund Municipals
Oppenheimer Main Street Fund
And the following money market funds:

Oppenheimer Cash Reserves                                     Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.                           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase
Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and
Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter. Class A shares of Oppenheimer
Money Market Fund, Inc. and Oppenheimer Cash Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class
C shares of the Fund and other Oppenheimer funds during a 13-month period (the
"Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value
(i.e. without a sales charge) do not count toward satisfying the amount of the
Letter.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow,"
below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.
Also, the investor agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

         If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter. If the intended purchase amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the
Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A, Class B or Class
C shares acquired by exchange of either (1) Class A shares of one of the other
Oppenheimer funds
                  that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

         If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments
(other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has
$1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

         OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

         Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.

|X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover
IRAs (including SEP IRAs and SIMPLE IRAs), o to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension
Plans, o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all
90-24 type 403(b) transfers, o to Group Retirement Plans (as defined in Appendix
C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o                 to Retirement Plans qualified under Sections 401(a) or 401(k)
                  of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o                 to Retirement Plans of a plan sponsor where the aggregate
                  assets of all such plans invested in the Oppenheimer funds is
                  $500,000 or more,
o        to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o                 to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the
                  broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on: o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the
                  redemption proceeds of Class A shares of one or more
                  Oppenheimer funds (other than rollovers from an
                  OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o                 purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the
                  redemption proceeds of Class C shares of one or more
                  Oppenheimer funds held by the plan for more than one year
                  (other than rollovers from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any IRA invested in the
                  Oppenheimer funds), and
o                 on purchases of Class N shares by an
                  OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

         |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in
September.

         Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change: o A fund account whose shares were acquired after September 30th of the prior year; o A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares.
                  However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o Accounts of shareholders who elect to access their account documents electronically via eDoc Direct; o A fund account that has only certificated shares and, has a balance below $500 and is being escheated; o Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system; o
Accounts held under the Oppenheimer Legacy Program and/or holding certain
Oppenheimer Variable Account Funds; o Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance
                  Retirement Plan programs; and
o        A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

         To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

         The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays)
or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

|X|      Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o        Equity securities traded on a U.S. securities exchange or on NASDAQ(R) are valued as follows:
(1)                   if last sale information is regularly reported, they are
                      valued at the last reported sale price on the principal
                      exchange on which they are traded or on NASDAQ(R), as
                      applicable, on that day, or
(2)                   if last sale information is not available on a valuation
                      date, they are valued at the last reported sale price
                      preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                      date.

o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at
                      its last trading session on or immediately before the valuation date, or
(3)                   at the mean between the "bid" and "asked" prices obtained
                      from the principal exchange on which the security is
                      traded or, on the basis of reasonable inquiry, from two
                      market makers in the security.

o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

o The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of
                      60 days or less.

o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have
                      a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on NASDAQ(R) on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R) on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.
This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account; (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general
              partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)           authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)           specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
              redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)           understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and (6)
              acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of
              checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge
              was paid, or
o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1) state the reason for the distribution;
(2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the
Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic
Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer
Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on
Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this
Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

         |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

|X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

         The Planholder may terminate a plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:
     Centennial California Tax Exempt Trust                       Centennial New York Tax Exempt Trust
     Centennial Government Trust                                  Centennial Tax Exempt Trust
     Centennial Money Market Trust

     The following funds do not offer Class N shares:
     Limited Term New York Municipal Fund                         Oppenheimer Money Market Fund, Inc.
     Oppenheimer AMT-Free Municipals                              Oppenheimer New Jersey Municipal Fund
     Oppenheimer AMT-Free New York Municipals                     Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer California Municipal Fund                        Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer International Value Fund                         Oppenheimer Rochester National Municipals
     Oppenheimer Limited Term California Municipal Fund           Oppenheimer Senior Floating Rate Fund
     Oppenheimer Limited Term Municipal Fund                      Rochester Fund Municipals

     The following funds do not offer Class Y shares:
     Limited Term New York Municipal Fund                        Oppenheimer Limited Term California Municipal Fund
     Oppenheimer AMT-Free Municipals                             Oppenheimer Limited Term Municipal Fund
     Oppenheimer AMT-Free New York Municipals                    Oppenheimer New Jersey Municipal Fund
     Oppenheimer Balanced Fund                                   Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer California Municipal Fund                       Oppenheimer Principal Protected Main Street Fund
     Oppenheimer Capital Income Fund                             Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer Cash Reserves                                   Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Champion Income Fund                            Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Convertible Securities Fund                     Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Disciplined Allocation Fund                     Oppenheimer Rochester National Municipals
     Oppenheimer Dividend Growth Fund                            Oppenheimer Total Return Bond Fund
     Oppenheimer Gold & Special Minerals Fund

o        Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
         Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
         Oppenheimer funds except Class A shares of Oppenheimer Money Market
         Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o        Shares of Oppenheimer Principal Protected Main Street Fund may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund until after the expiration of the warranty period
         (8/5/2010).
o        Shares of Oppenheimer Principal Protected Main Street Fund II may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund II until after the expiration of the warranty period
         (3/3/2011).
o        Shares of Oppenheimer Principal Protected Main Street Fund III may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund III until after the expiration of the warranty period
         (12/16/2011).

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Limited Term California Municipal Fund,
Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York
Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital
Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

         |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares.
That is because of the effect of the asset-based sales charge on Class B, Class
C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X| Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X| Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98%
of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the
Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X| Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

|X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the
Fund is effectively connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual fund are not considered
"effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the
Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte &
Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte & Touche LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER LIMITED-TERM GOVERNMENT
FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Limited-Term Government Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
--------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
November 16, 2004

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
STATEMENT OF INVESTMENTS September 30, 2004
--------------------------------------------------------------------------------
                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities--16.0%
----------------------------------------------------------------------------------------------------------------------------

BMW Vehicle Owner Trust, Automobile Loan Certificates,
Series 2004-A, Cl. A2, 1.88%, 10/25/06                                                $    14,920,000        $    14,891,151
----------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2003-A, Cl. AF2, 2.154%, 9/25/19                                                     1,207,479              1,206,698
Series 2004-A, Cl. AF1, 2.03%, 6/25/19                                                      5,886,048              5,884,600
Series 2004-D, Cl. AF1, 2.98%, 4/25/20 1                                                    6,130,000              6,130,000
----------------------------------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%, 4/25/23                                                      3,424,914              3,433,878
Series 2004-1, Cl. 2A1, 1.95%, 9/25/21 2                                                   17,200,702             17,210,659
----------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan
Pass-Through Certificates:
Series 2002-A, Cl. A3, 3.49%, 3/15/06                                                         600,289                601,106
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                                       3,329,000              3,368,377
Series 2004-A, Cl. A2, 1.45%, 10/15/06                                                     15,200,000             15,162,038
----------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2002-A3, Cl. A3, 4.40%, 5/15/07                                                     11,030,000             11,179,183
----------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                                                      13,866,612             13,868,196
Series 2003-B, Cl. A2, 1.61%, 7/10/06                                                      26,359,876             26,340,206
----------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2003-B, Cl. A3A, 1.89%, 1/15/07                                                     11,000,000             10,980,133
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                                     21,500,000             21,476,380
----------------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable
Obligations, Series 2003-4, Cl. A2, 1.58%, 7/17/06                                         31,125,335             31,087,897
----------------------------------------------------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                                                     10,976,079             10,963,083
----------------------------------------------------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates:
Series 2002-1, Cl. A3, 2.49%, 10/22/07                                                      8,996,067              9,013,875
Series 2003-1, Cl. A2, 1.60%, 7/20/06                                                      23,817,590             23,801,306
----------------------------------------------------------------------------------------------------------------------------
National City Auto Receivables Trust, Automobile Receivable
Obligations, Series 2004-A, Cl. A2, 1.50%, 2/15/07                                         10,800,000             10,769,710
----------------------------------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations,
Series 2003-A, Cl. A2, 1.69%, 12/15/05                                                     12,520,455             12,527,053
----------------------------------------------------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.:
Series 2002-C, Cl. A3, 2.60%, 8/15/06                                                       2,269,899              2,275,360
Series 2003-C, Cl. A2, 1.62%, 4/17/06                                                      26,805,468             26,793,435
Series 2004-A, Cl. A2, 1.40%, 7/17/06                                                      12,090,000             12,049,582
----------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Home Equity Mtg. Obligations,
Series 2004-3, Cl. A2, 1.982%, 11/25/34 2,3                                                 6,080,000              6,080,000
----------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06                                                      6,247,580              6,258,541
Series 2004-1, Cl. A2, 1.43%, 9/15/06                                                      29,480,000             29,394,496
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                                      10,600,000             10,605,411
                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
----------------------------------------------------------------------------------------------------------------------------

Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2, 2.47%, 1/22/07                                     $    10,380,000        $    10,371,891
----------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable
Certificates, Series 2003-2, Cl. A2, 1.55%, 6/20/06                                        17,302,350             17,284,015
----------------------------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Nts.,
Series 2004-B, Cl. A2, 2.40%, 5/21/07                                                       7,630,000              7,635,663
----------------------------------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates:
Series 2002-1, Cl. A3, 2.60%, 8/15/06                                                      11,061,742             11,088,342
Series 2003-1, Cl. A2A, 1.40%, 4/15/06                                                      7,537,178              7,529,667
                                                                                                             ---------------
Total Asset-Backed Securities (Cost $397,858,447)                                                                397,261,932

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--58.1%
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--55.1%
----------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--53.9%
Federal Home Loan Mortgage Corp.:
5%, 10/1/34 3                                                                              20,843,000             20,641,073
5.50%, 1/1/34                                                                               7,598,992              7,714,942
7%, 6/1/28-11/1/33                                                                         32,045,628             34,083,310
7%, 10/1/34 3                                                                             148,098,000            157,076,441
7.50%, 2/1/32                                                                                 879,082                943,023
8%, 4/1/16                                                                                  7,008,669              7,473,664
8.50%, 3/1/31                                                                               1,385,607              1,512,991
9%, 8/1/22-5/1/25                                                                           1,793,642              2,013,244
9.25%, 11/1/08                                                                                 26,045                 27,352
10%, 12/25/10-8/1/21                                                                          684,057                755,859
11%, 11/1/20                                                                                  352,742                399,927
11.50%, 2/1/16-6/1/20                                                                         127,306                143,930
11.75%, 1/1/16-4/1/19                                                                         183,973                206,779
12%, 6/1/15                                                                                   177,384                200,537
12.50%, 7/1/19                                                                                328,734                373,838
13%, 8/1/15                                                                                   367,136                419,322
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Pass-Through Participation Certificates, Series 151, Cl. F, 9% 5/15/21                        196,198                196,453
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                                          3,869,027              3,905,082
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                         8,285,123              8,652,325
Series 2080, Cl. Z, 6.50%, 8/15/28                                                          5,427,531              5,617,393
Series 2102, Cl. VA, 6%, 10/15/09                                                             336,289                336,242
Series 2387, Cl. PD, 6%, 4/15/30                                                            2,701,987              2,764,897
Series 2410, Cl. NE, 6.50%, 9/15/30                                                         2,872,152              2,920,271
Series 2466, Cl. PD, 6.50%, 4/15/30                                                         5,271,751              5,328,180
Series 2498, Cl. PC, 5.50%, 10/15/14                                                        1,794,038              1,817,873
Series 2500, Cl. FD, 2.209%, 3/15/32 2                                                      4,870,502              4,881,076
Series 2526, Cl. FE, 2.109%, 6/15/29 2                                                      5,974,352              5,991,409

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates: Continued
Series 2551, Cl. FD, 2.109%, 1/15/33 2                                                $     4,888,490        $     4,909,189
Series 2551, Cl. TA, 4.50%, 2/15/18                                                         5,795,455              5,801,161
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. B, (2.96)%, 7/1/26 4                                                       10,762,636              1,857,651
Series 192, Cl. IO, 5.662%, 2/1/28 4                                                        2,423,498                421,099
Series 200, Cl. IO, 5.208%, 1/1/29 4                                                        2,936,129                546,292
Series 205, Cl. IO, 0.12%, 9/1/29 4                                                        16,962,894              2,943,531
Series 206, Cl. IO, (17.774)%, 12/1/29 4                                                      804,498                137,417
Series 2074, Cl. S, 13.613%, 7/17/28 4                                                      3,067,385                412,429
Series 2079, Cl. S, 12.296%, 7/17/28 4                                                      4,784,544                649,320
Series 2526, Cl. SE, 25.197%, 6/15/29 4                                                     8,254,295                706,067
Series 2796, Cl. SD, 26.12%, 7/15/26 4                                                      1,539,481                167,998
Series 2819, Cl. S, 21.756%, 6/15/34 4                                                     76,617,721              6,373,093
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 217, Cl. PO, 8.479%, 1/1/32 5                                                        3,006,909              2,595,795
Series 2819, Cl. PO, 11.429%, 6/15/34 5                                                    10,945,389              9,614,058
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured Pass-Through
Securities, Collateralized Mtg. Obligations, Series T-42, Cl. A2, 5.50%, 2/25/42                7,186                  7,185
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp./Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 28, Cl. PG, 6.875%, 2/25/23                                                          5,032,274              5,094,992
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/19 3                                                                           58,965,000             58,762,278
5%, 10/1/19-10/1/34 3                                                                      68,428,000             69,104,118
5.50%, 7/1/33-7/1/34                                                                       71,307,081             72,421,231
5.50%, 10/1/19-10/1/34 3                                                                  200,718,063            207,206,885
5.863%, 1/1/12                                                                             16,516,162             17,872,491
6%, 11/1/34 3                                                                                 383,000                394,729
6.50%, 1/1/29-10/1/30                                                                      10,466,056             11,003,971
6.50%, 10/1/34 3                                                                          157,307,000            165,024,796
7%, 7/1/13-7/1/34                                                                          81,102,158             86,077,358
7%, 10/1/34 3                                                                             222,331,000            235,740,227
7.50%, 2/1/27-1/1/30                                                                        6,384,937              6,861,253
8%, 6/1/17-1/1/23                                                                              27,353                 29,999
8.50%, 7/1/32                                                                               1,211,972              1,318,536
9%, 8/1/19                                                                                     41,659                 46,803
9.50%, 11/1/21                                                                                 33,590                 37,864
10.50%, 12/1/14                                                                               273,501                301,866
11%, 11/1/15-7/20/19                                                                        2,269,962              2,568,013
11.25%, 6/1/14-2/15/16                                                                        435,274                493,979
11.50%, 7/15/19-11/17/20                                                                    1,063,658              1,212,883
11.75%, 7/1/11-8/1/13                                                                          47,358                 53,478
12%, 1/1/16-8/1/16                                                                            978,166              1,110,802
12.50%, 8/1/15-12/1/15                                                                        347,405                397,726
                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
13%, 8/15/15-8/1/26                                                                   $       719,047        $       825,639
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor, Trust, Commercial Mtg.
Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                                         10,125,000             11,121,166
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                                             349,792                363,435
Trust 2001-50, Cl. LD, 6.50%, 5/25/30                                                       2,095,749              2,117,298
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                          5,931,965              6,076,799
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                          5,062,882              5,174,754
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                          2,153,981              2,194,741
Trust 2002-50, Cl. PD, 6%, 9/25/27                                                          6,870,253              6,908,273
Trust 2002-52, Cl. FD, 2.34%, 9/25/32 2                                                     6,329,128              6,352,131
Trust 2002-77, Cl. WF, 2.211%, 12/18/32 2                                                   8,065,985              8,091,371
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                                      10,199,060             10,247,809
Trust 2003-21, Cl. FK, 2.24%, 3/25/33 2                                                       669,333                671,414
Trust 2003-81, Cl. PA, 5%, 2/25/12                                                          3,795,174              3,826,677
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1991-109, Cl. Z, 8.50%, 9/25/21                                                         211,984                231,319
Trust 1988-7, Cl. Z, 9.25%, 4/25/18                                                           189,326                207,217
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-T4, Cl. IO, (7.885)%, 7/25/41 1,4                                               14,619,323                455,828
Trust 2002-28, Cl. SA, 23.482%, 4/25/32 4                                                   4,499,888                409,982
Trust 2002-38, Cl. SO, 29.05%, 4/25/32 4                                                    6,866,696                490,601
Trust 2002-39, Cl. SD, 15.932%, 3/18/32 4                                                   7,368,202                712,001
Trust 2002-48, Cl. S, 20.748%, 7/25/32 4                                                    7,373,669                700,059
Trust 2002-52, Cl. SL, 21.567%, 9/25/32 4                                                   4,698,901                446,913
Trust 2002-53, Cl. SK, 15.788%, 4/25/32 4                                                   4,299,197                435,695
Trust 2002-56, Cl. SN, 23.638%, 7/25/32 4                                                  10,014,692                954,886
Trust 2002-77, Cl. IS, 23.023%, 12/18/32 4                                                  9,828,697                986,663
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 221, Cl. 2, (3.066)%, 5/1/23 4                                                        5,295,350                933,051
Trust 240, Cl. 2, 0.529%, 9/1/23 4                                                          8,425,821              1,622,361
Trust 301, Cl. 2, (2.505)%, 4/1/29 4                                                        8,022,729              1,415,009
Trust 324, Cl. 2, (6.738)%, 6/1/32 4                                                       28,980,843              5,275,299
Trust 2001-63, Cl. SD, 26.746%, 12/18/31 4                                                  6,534,753                664,877
Trust 2001-68, Cl. SC, 21.095%, 11/25/31 4                                                  6,382,186                654,902
Trust 2001-81, Cl. S, 25.236%, 1/25/32 4                                                    5,675,050                534,105
Trust 2002-9, Cl. MS, 20.455%, 3/25/32 4                                                    8,324,017                804,182
Trust 2002-52, Cl. SD, 15.361%, 9/25/32 4                                                   6,329,128                620,915
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
Trust G, Cl. 2, 11.50%, 3/1/09                                                                238,583                263,025
                                                                                                             ---------------
                                                                                                               1,339,466,393

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                                                PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------

GNMA/GUARANTEED--1.2%
Government National Mortgage Assn.:
6.50%, 1/15/24                                                                        $       663,290        $       704,061
7%, 1/15/09-1/20/30                                                                         5,818,504              6,211,342
7.50%, 1/15/28-8/15/28                                                                      2,757,495              2,974,122
8%, 9/15/07-10/15/28                                                                          755,816                825,022
8.50%, 8/15/17-9/15/21                                                                      2,455,409              2,717,459
9.50%, 9/15/17                                                                                 10,135                 11,488
10.50%, 2/15/16-7/15/21                                                                       305,554                346,629
11%, 10/20/19                                                                                 462,282                523,602
11.50%, 1/15/13-7/15/19                                                                       116,486                132,701
13%, 2/15/11-9/15/14                                                                           13,613                 15,712
----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-6, Cl. SA, 12.527%, 3/16/28 4                                                   5,830,060                722,223
Series 1998-19, Cl. SB, 12.491%, 7/16/28 4                                                  9,803,120              1,302,069
Series 2001-21, Cl. SB, 21.331%, 1/16/27 4                                                 10,808,209              1,095,778
----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Commercial Mtg. Obligations,
Trust 2002-9, Cl. A, 4.691%, 6/16/16                                                       12,724,703             12,999,133
                                                                                                             ---------------
                                                                                                                  30,581,341

----------------------------------------------------------------------------------------------------------------------------
PRIVATE--3.0%
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--3.0%
Bank of America Mortgage Securities, Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                                    11,828,921             11,855,951
Series 2004-8, Cl. 5A1, 6.50%, 9/25/34                                                     15,370,000             15,855,116
----------------------------------------------------------------------------------------------------------------------------
First Union/Lehman Brothers/Bank of America, Commercial Mtg.
Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35                          7,410,000              8,057,071
----------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                                     6,670,000              6,790,740
----------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                                       5,666,003              6,109,377
----------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 2004-GG2, Cl. A3, 4.602%, 8/10/38                                      4,235,000              4,354,052
----------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                                       7,900,000              8,660,614
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust, Collateralized Mtg.
Obligations, Series 2004-W, Cl. A2, 4.677%, 11/27/34 3                                     12,420,000             12,502,961
                                                                                                             ---------------
                                                                                                                  74,185,882
                                                                                                             ---------------
Total Mortgage-Backed Obligations (Cost $1,441,158,290)                                                        1,444,233,616

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--59.2%
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds:
2.75%, 11/15/06                                                                       $    52,400,000        $    52,251,918
Series 1Y06, 2.375%, 2/15/06                                                               75,000,000             74,811,900
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.375%, 4/15/06                                                                            30,795,000             30,693,931
4.875%, 3/15/07 6                                                                         199,500,000            208,525,380
5.50%, 7/15/06                                                                             26,110,000             27,371,087
5.75%, 1/15/12                                                                             13,200,000             14,425,132
6.625%, 9/15/09                                                                            51,770,000             58,459,668
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
1.80%, 5/27/05                                                                             26,700,000             26,620,114
2.50%, 6/15/06                                                                             25,280,000             25,201,809
3.01%, 6/2/06                                                                              26,030,000             26,089,244
3.125%, 7/15/06                                                                            80,300,000             80,915,740
3.25%, 8/15/08                                                                             12,850,000             12,753,933
4.25%, 7/15/07                                                                             31,400,000             32,343,193
5.50%, 2/15/06                                                                            144,315,000            150,113,144
6%, 5/15/08                                                                                37,100,000             40,383,907
7.25%, 1/15/10                                                                             25,050,000             29,081,798
-----------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                                                           19,700,000             21,104,334
Series C, 4.75%, 8/1/13                                                                     1,935,000              1,974,876
Series C, 6%, 3/15/13                                                                       1,860,000              2,068,791
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
1.875%, 12/31/05                                                                          133,930,000            133,286,600
2.75%, 7/31/06-8/15/07                                                                     55,639,000             55,722,303
3%, 2/15/08                                                                                30,350,000             30,377,285
3.50%, 11/15/06                                                                            23,850,000             24,275,770
4.25%, 8/15/14                                                                              5,286,000              5,342,994
6.875%, 5/15/06                                                                            88,650,000             94,897,077
7%, 7/15/06                                                                               198,600,000            214,115,818
                                                                                                             ----------------
Total U.S. Government Obligations (Cost $1,471,918,660)                                                        1,473,207,746

-----------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.6%
-----------------------------------------------------------------------------------------------------------------------------
Undivided interest of 12.45% in joint repurchase agreement (Principal Amount/
Value $729,739,000, with a maturity value of $729,775,487) with UBS Warburg LLC,
1.80%, dated 9/30/04, to be repurchased at $90,821,541 on 10/1/04, collateralized by Federal National Mortgage Assn., 5%, 3/1/34, with a value of
$745,857,878 (Cost $90,817,000)                                                            90,817,000             90,817,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,401,752,397)                                               136.9%         3,405,520,294
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                           (36.9)          (917,740,443)
                                                                                      ---------------------------------------

NET ASSETS                                                                                      100.0%       $ 2,487,779,851
                                                                                      =======================================

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. See Note 8 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. When-issued security or forward commitment to be delivered and settled after
September 30, 2004. See Note 1 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $35,452,296 or 1.43% of the Fund's net assets as of September 30, 2004.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $12,209,853 or 0.49% of the Fund's net assets as of
September 30, 2004.

6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $17,037,412. See Note 5 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2004
--------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------

Investments, at value (including securities loaned of approximately $772,626,000)
(cost $3,401,752,397)--see accompanying statement of investments                       $ 3,405,520,294
-------------------------------------------------------------------------------------------------------
Cash                                                                                         1,376,303
-------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                           789,944,511
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                       19,401
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                              218,599,507
Interest and principal paydowns                                                             15,484,116
Shares of beneficial interest sold                                                             833,864
Futures margins                                                                                142,047
Other                                                                                          101,010
                                                                                       ----------------
Total assets                                                                             4,432,021,053

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                 789,944,511
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                       1,141,515,225
Shares of beneficial interest redeemed                                                       9,118,166
Dividends                                                                                    1,489,990
Distribution and service plan fees                                                           1,408,146
Transfer and shareholder servicing agent fees                                                  382,647
Shareholder communications                                                                     238,123
Trustees' compensation                                                                          41,911
Other                                                                                          102,483
                                                                                       ----------------
Total liabilities                                                                        1,944,241,202

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 2,487,779,851
                                                                                       ================

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $       244,667
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               2,523,777,882
-------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                           11,567,134
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                               (51,638,804)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                   3,828,972
                                                                                       ----------------
NET ASSETS                                                                             $ 2,487,779,851
                                                                                       ================

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
----------------------------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,201,379,183 and 118,086,278
shares of beneficial interest outstanding)                                                                      $10.17
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)                 $10.54
----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $495,416,677 and
48,712,769 shares
of beneficial interest outstanding)                                                                             $10.17
----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $484,575,009 and
47,726,957 shares
of beneficial interest outstanding)                                                                             $10.15
----------------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,471,912 and
4,670,636 shares
of beneficial interest outstanding)                                                                             $10.16
----------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $258,937,070 and 25,470,304 shares of beneficial interest outstanding)                                       $10.17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                  $ 73,060,426
-----------------------------------------------------------------------
Fee income                                                  22,136,293
-----------------------------------------------------------------------
Portfolio lending fees                                         756,348
                                                          -------------
Total investment income                                     95,953,067

-----------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------
Management fees                                             11,063,230
-----------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                      3,085,660
Class B                                                      5,876,600
Class C                                                      5,663,458
Class N                                                        222,559
-----------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                      2,507,077
Class B                                                      1,259,766
Class C                                                        832,801
Class N                                                        149,086
Class Y                                                         12,166
-----------------------------------------------------------------------
Shareholder communications:
Class A                                                        253,730
Class B                                                        197,294
Class C                                                        113,555
Class N                                                          6,766
Class Y                                                          3,447
-----------------------------------------------------------------------
Custodian fees and expenses                                    116,180
-----------------------------------------------------------------------
Trustees' compensation                                          53,634
-----------------------------------------------------------------------
Accounting service fees                                         12,000
-----------------------------------------------------------------------
Other                                                           32,913
                                                          -------------
Total expenses                                              31,461,922
Less reduction to custodian expenses                           (13,119)
Less payments and waivers of expenses                       (2,318,350)
                                                          -------------
Net expenses                                                29,130,453

-----------------------------------------------------------------------
NET INVESTMENT INCOME                                       66,822,614

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                               $ 22,678,808
Closing of futures contracts                               (53,480,785)
Swap contracts                                                 645,064
                                                          -------------
Net realized loss                                          (30,156,913)
-----------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                (51,797,109)
Futures contracts                                           40,611,224
Swap contracts                                                  19,401
                                                          -------------
Net change in unrealized appreciation                      (11,166,484)

-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 25,499,217
                                                          =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                   2004                  2003
------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------
Net investment income                                           $    66,822,614       $    59,152,461
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (30,156,913)           34,991,801
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                               (11,166,484)          (44,026,316)
                                                                --------------------------------------
Net increase in net assets resulting from operations                 25,499,217            50,117,946

------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                             (34,769,506)          (32,102,684)
Class B                                                             (11,684,683)          (11,401,375)
Class C                                                             (11,473,120)          (10,869,253)
Class N                                                              (1,102,337)             (643,343)
Class Y                                                              (7,793,465)           (5,110,246)

------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                            (148,840,842)           18,458,944
Class B                                                            (219,134,910)          (33,109,343)
Class C                                                            (192,428,031)           31,132,187
Class N                                                               4,502,092            19,655,069
Class Y                                                              20,841,663           100,941,875

------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------
Total increase (decrease)                                          (576,383,922)          127,069,777
------------------------------------------------------------------------------------------------------
Beginning of period                                               3,064,163,773         2,937,093,996
                                                                --------------------------------------
End of period (including accumulated net investment income
of $11,567,134 and $6,124,042, respectively)                    $ 2,487,779,851       $ 3,064,163,773
                                                                ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,                      2004            2003            2002            2001         2000
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.33     $     10.35     $     10.22     $      9.93   $    10.03
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .29             .22             .44             .50          .64
Net realized and unrealized gain (loss)                   (.17)           (.01)            .13             .37         (.13)
                                                  ---------------------------------------------------------------------------
Total from investment operations                           .12             .21             .57             .87          .51
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.28)           (.23)           (.44)           (.58)        (.61)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.17     $     10.33     $     10.35     $     10.22   $     9.93
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                        1.22%           2.01%           5.72%           8.98%        5.33%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,201,379     $ 1,369,364     $ 1,355,382     $   786,012   $  627,495
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,257,178     $ 1,476,397     $   968,852     $   681,977   $  673,323
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                     2.77%           2.14%           4.27%           4.96%        6.46%
Total expenses                                            0.88%           0.88%           0.88%           0.85%        0.83%
Expenses after payments and waivers
and reduction to custodian expenses                       0.79%            N/A 3           N/A 3           N/A 3        N/A 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75% 4           82%            161%             97%         121%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS B     YEAR ENDED SEPTEMBER 30,                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     10.32     $     10.35     $     10.22     $      9.93     $     10.02
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .22             .14             .37             .43             .57
Net realized and unrealized gain (loss)                  (.16)           (.02)            .12             .36            (.12)
                                                  -----------------------------------------------------------------------------
Total from investment operations                          .06             .12             .49             .79             .45
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.21)           (.15)           (.36)           (.50)           (.54)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     10.17     $     10.32     $     10.35     $     10.22     $      9.93
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                       0.56%           1.14%           4.93%           8.17%           4.64%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   495,417     $   723,564     $   759,144     $   425,088     $   329,877
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   586,747     $   800,685     $   523,711     $   353,905     $   360,003
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    1.99%           1.39%           3.50%           4.20%           5.70%
Total expenses                                           1.66%           1.62%           1.63%           1.60%           1.59%
Expenses after payments and waivers
and reduction to custodian expenses                      1.55%            N/A 3           N/A 3           N/A 3           N/A 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    75% 4           82%            161%             97%            121%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED SEPTEMBER 30,                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period              $     10.30     $     10.33     $     10.20     $      9.92     $     10.01
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .22             .15             .36             .44             .57
Net realized and unrealized gain (loss)                  (.16)           (.03)            .13             .34            (.12)
                                                  -----------------------------------------------------------------------------
Total from investment operations                          .06             .12             .49             .78             .45
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.21)           (.15)           (.36)           (.50)           (.54)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     10.15     $     10.30     $     10.33     $     10.20     $      9.92
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                       0.58%           1.21%           4.95%           8.08%           4.65%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   484,575     $   685,735     $   656,959     $   248,537     $   168,665
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   565,671     $   733,037     $   407,864     $   190,885     $   184,442
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    2.03%           1.45%           3.43%           4.21%           5.70%
Total expenses                                           1.58%           1.56%           1.62%           1.60%           1.59%
Expenses after payments and waivers
and reduction to custodian expenses                      1.52%            N/A 3           N/A 3           N/A 3           N/A 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    75% 4           82%            161%             97%            121%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS N     YEAR ENDED SEPTEMBER 30,                    2004           2003           2002           2001 1
-----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    10.32     $    10.35     $    10.21     $    10.06
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .25            .19            .37            .32
Net realized and unrealized gain (loss)                 (.16)          (.03)           .19            .15
                                                  ---------------------------------------------------------
Total from investment operations                         .09            .16            .56            .47
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.25)          (.19)          (.42)          (.32)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    10.16     $    10.32     $    10.35     $    10.21
                                                  =========================================================

TOTAL RETURN, AT NET ASSET VALUE 2                      0.91%          1.58%          5.60%          4.74%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   47,472     $   43,645     $   24,101     $    1,922
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   44,515     $   35,965     $    8,750     $      597
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   2.48%          1.75%          3.62%          5.29%
Total expenses                                          1.26%          1.20%          1.11%          0.87%
Expenses after payments and waivers
and reduction to custodian expenses                     1.08%           N/A 4          N/A 4          N/A 4
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   75% 5          82%           161%            97%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED SEPTEMBER 30,                     2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     10.32     $     10.34     $     10.21     $      9.93     $     10.03
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .32             .26             .47             .56             .68
Net realized and unrealized gain (loss)                  (.15)           (.01)            .14             .33            (.13)
                                                  ------------------------------------------------------------------------------
Total from investment operations                          .17             .25             .61             .89             .55
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.32)           (.27)           (.48)           (.61)           (.65)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     10.17     $     10.32     $     10.34     $     10.21     $      9.93
                                                  ==============================================================================

--------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                       1.68%           2.41%           6.13%           9.19%           5.71%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   258,937     $   241,856     $   141,508     $    42,527     $     6,400
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   248,689     $   201,564     $    86,883     $    22,239     $     4,178
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    3.13%           2.53%           4.54%           5.14%           6.78%
Total expenses                                           0.42% 3         0.44% 3         0.49% 3         0.71% 3         0.51% 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  75%4              82%            161%             97%            121%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc.
(the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2004, the Fund had purchased
$1,141,515,225 of securities on a when-issued basis or forward commitment and sold $218,599,507 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                         NET UNREALIZED
                                                                           APPRECIATION
                                                                       BASED ON COST OF
                                 SECURITIES AND
        UNDISTRIBUTED    UNDISTRIBUTED                ACCUMULATED     OTHER INVESTMENTS
        NET INVESTMENT       LONG-TERM                       LOSS    FOR FEDERAL INCOME
        INCOME                    GAIN     CARRYFORWARD 1,2,3,4,5          TAX PURPOSES
        -------------------------------------------------------------------------------

        $12,504,955                $--                $52,400,339            $3,681,401

1. As of September 30, 2004, the Fund had $16,833,987 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2004, details of the capital loss carryforward was as follows:

                           EXPIRING
                           ----------------------
                           2011       $16,833,987

2. As of September 30, 2004, the Fund had $34,822,366 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. The Fund had $743,986 of straddle losses which were deferred.

4. During the fiscal year ended September 30, 2004, the Fund utilized
$37,876,495 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended September 30, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2004. Net assets of the Fund were unaffected by the reclassifications.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                 INCREASE TO          INCREASE TO
                 ACCUMULATED      ACCUMULATED NET
                 NET INVESTMENT     REALIZED LOSS
                 INCOME            ON INVESTMENTS
                 --------------------------------
                 $5,443,589            $5,443,589

The tax character of distributions paid during the years ended September 30,
2004 and September 30, 2003 was as follows:

                                              YEAR ENDED            YEAR ENDED
                                      SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
            ------------------------------------------------------------------
            Distributions paid from:
            Ordinary income             $66,823,111           $60,126,901

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities          $3,401,869,963
                 Federal tax cost of other investments     (499,865,324)
                                                         ---------------
                 Total federal tax cost                  $2,902,004,639
                                                         ===============

                 Gross unrealized appreciation           $   15,509,043
                 Gross unrealized depreciation              (11,827,642)
                                                         ---------------
                 Net unrealized appreciation             $    3,681,401
                                                         ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          YEAR ENDED SEPTEMBER 30, 2004      YEAR ENDED SEPTEMBER 30, 2003
                                SHARES           AMOUNT          SHARES             AMOUNT
-------------------------------------------------------------------------------------------

CLASS A
Sold                        40,630,083    $ 416,196,670     100,461,351    $ 1,039,189,571
Dividends and/or
distributions reinvested     2,826,916       28,910,881       2,504,365         25,899,896
Redeemed                   (57,989,648)    (593,948,393)   (101,241,200)    (1,046,630,523)
                           ----------------------------------------------------------------
Net increase (decrease)    (14,532,649)   $(148,840,842)      1,724,516    $    18,458,944
                           ================================================================

-------------------------------------------------------------------------------------------
CLASS B
Sold                         7,347,600    $  75,191,905      29,213,322    $   302,173,190
Dividends and/or
distributions reinvested       936,022        9,570,054         892,086          9,226,246
Redeemed                   (29,671,231)    (303,896,869)    (33,341,136)      (344,508,779)
                           ----------------------------------------------------------------
Net decrease               (21,387,609)   $(219,134,910)     (3,235,728)   $   (33,109,343)
                           ================================================================

-------------------------------------------------------------------------------------------
CLASS C
Sold                        10,486,684    $ 107,208,148      33,644,164    $   347,374,197
Dividends and/or
distributions reinvested       862,892        8,809,433         805,763          8,316,702
Redeemed                   (30,168,509)    (308,445,612)    (31,472,492)      (324,558,712)
                           ----------------------------------------------------------------
Net increase (decrease)    (18,818,933)   $(192,428,031)      2,977,435    $    31,132,187
                           ================================================================
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                          YEAR ENDED SEPTEMBER 30, 2004   YEAR ENDED SEPTEMBER 30, 2003
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------

CLASS N
Sold                         2,509,487    $  25,690,585      3,877,790    $  40,070,323
Dividends and/or
distributions reinvested        94,971          969,952         56,238          580,959
Redeemed                    (2,164,858)     (22,158,445)    (2,032,606)     (20,996,213)
                            ------------------------------------------------------------
Net increase                   439,600    $   4,502,092      1,901,422    $  19,655,069
                            ============================================================

----------------------------------------------------------------------------------------
CLASS Y
Sold                        10,414,242    $ 106,381,723     13,011,063    $ 134,494,322
Dividends and/or
distributions reinvested        14,407          146,759          4,686           48,440
Redeemed                    (8,398,917)     (85,686,819)    (3,256,157)     (33,600,887)
                            ------------------------------------------------------------
Net increase                 2,029,732    $  20,841,663      9,759,592    $ 100,941,875
                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
September 30, 2004, were $992,990,350 and $389,285,255, respectively. There were purchases of $906,151,608 and sales of $1,754,618,438 of U.S. government and government agency obligations for the year ended September 30, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.50% of the first $100 million of average annual net assets of the
Fund, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40%
of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended September 30, 2004, the Fund paid
$4,806,308 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at September 30,
2004 for Class B, Class C and Class N shares were $1,435,542, $13,015,189 and
$941,435, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                               CLASS A         CLASS B         CLASS C         CLASS N
                               CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                             FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                         SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                           RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED                 DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------------

September 30, 2004            $746,854         $41,537      $1,513,575        $160,470         $66,059

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

PAYMENTS AND WAIVERS OF EXPENSES. Effective March 1, 2004, the Manager has
voluntarily undertaken to limit the "Total Annual Operating Expenses" for all classes of shares so that "Total Annual Operating Expenses," as percentages of average daily net assets, will not exceed the following annual rates: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively;
0.95% for the Class N shares and 0.45% for the Class Y shares. During the year ended September 30, 2004, the Manager reimbursed the fund $1,155,263, $649,861,
$365,348 and $79,443 for Class A, Class B, Class C and Class N shares, respectively. The Manager may terminate this voluntary expense limitation arrangement at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2004, OFS waived $29,346, $27,253, $10,384 and $1,452 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2004, the Fund had outstanding futures contracts as follows:

                                                            VALUATION AS OF        UNREALIZED
                                EXPIRATION    NUMBER OF       SEPTEMBER 30,      APPRECIATION
CONTRACT DESCRIPTION                 DATES    CONTRACTS                2004    (DEPRECIATION)
---------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                   12/20/04          217        $ 24,351,469         $ 41,457
                                                                                    --------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.         12/30/04        1,016          214,614,125         393,143
U.S. Treasury Nts., 5 yr.         12/20/04          849           94,026,750        (116,839)
U.S. Treasury Nts., 10 yr.        12/20/04        1,914          215,564,250        (276,087)
                                                                                    --------
                                                                                         217
                                                                                    --------
                                                                                    $ 41,674
                                                                                    ========

--------------------------------------------------------------------------------
6. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of September 30, 2004, the Fund had entered into the following interest rate swap agreements:

                                                      FLOATING RATE
                                     RATE PAID BY       RECEIVED BY
SWAP                   NOTIONAL       THE FUND AT       THE FUND AT      FLOATING   TERMINATION      UNREALIZED
COUNTERPARTY          PRINCIPAL    SEPT. 30, 2004    SEPT. 30, 2004    RATE INDEX          DATE    DEPRECIATION
---------------------------------------------------------------------------------------------------------------

Morgan Stanley                                                             Three-
Capital Services,                                                           Month
Inc.                 $1,000,000             1.893%            1.895%        LIBOR        4/2/06          $6,736

Index abbreviation is as follows:
LIBOR  London-Interbank Offered Rate

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of September 30, 2004, the Fund had entered into the following total return swap agreements:

                                          PAID BY       RECEIVED BY
                        NOTIONAL      THE FUND AT       THE FUND AT    TERMINATION     UNREALIZED
SWAP COUNTERPARTY         AMOUNT   SEPT. 30, 2004    SEPT. 30, 2004          DATES   APPRECIATION
-------------------------------------------------------------------------------------------------

                                                           Value of
                                        One-Month   total return of
                                    LIBOR less 50   Lehman Brothers
Deutsche Bank AG      $9,500,000     basis points        CMBS Index         1/1/05       $ 26,137
                                                           Value of
                                                    total return of
Goldman Sachs                           One-Month   Lehman Brothers
Capital Markets LP     9,500,000        LIBOR BBA        CMBS Index        3/31/05             --
                                                                                         --------
                                                                                         $ 26,137
                                                                                         ========

Index abbreviations are as follows:

CMBS      Commercial Mortgage Backed Securities Markets
LIBOR     London-Interbank Offered Rate
LIBOR BBA London-Interbank Offered Rate British Bankers Association

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of September 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2004 was
$6,585,828, which represents 0.26% of the Fund's net assets.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of September 30, 2004, the Fund had on loan securities valued at approximately $772,626,000. Cash of
$789,944,511 was received as collateral for the loans, and has been invested in approved instruments.

--------------------------------------------------------------------------------
10. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/Trustees of certain of the Funds other than this Fund
(collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District
Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                                   Appendix A

                               RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa"
securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier
"2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest  rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o        Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees/Directors" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. (2) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. (3) In the
case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. (6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55. (9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the
Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. (12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                   Appendix B

                            Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                   Appendix C

         OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3) That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1) plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans(4) 4) Group Retirement Plans(5)
              5) 403(b)(7) custodial plan accounts 6) Individual Retirement
              Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
              SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(6) This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more.
|_|           Purchases of Class A shares by a Retirement Plan that was
              permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that:
              1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of
              $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified
                  Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by
                  Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the
                  Retirement Plan and Merrill Lynch. On the date the plan
                  sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds)
                  invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more
                  eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such
purchases): |_| The Manager or its affiliates.
|_|           Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
              relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|           Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
              Distributor for that purpose.
|_|           Dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|           Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers
              (and which are identified as such to the Distributor) or with the
              Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|           Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|           Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|           "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|           Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor)
              who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial
              intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|           Directors, trustees, officers or full-time employees of OpCap
              Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|           Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|           Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|           Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the
              Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those
              purchases.
|_|           A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
              Advisors) whose Class B or Class C shares of a Former Quest for
              Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on
              November 24, 1995.
|_|           A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund
              clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
|_|           Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B.   Waivers of the Class A Initial and Contingent Deferred Sales Charges in
     Certain Transactions.

1.   Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|           Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|           Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|           Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
              recordkeepers.
|_|           Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_| Shares purchased in amounts of less than $5.

2.   Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25%
     is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_| Retirement Plans that have $5 million or more in plan assets.
|_|      Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the
following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted
              annually.
|_|           Involuntary redemptions of shares by operation of law or
              involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund
              Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
4) Hardship withdrawals, as defined in the plan.(7)
              5)  Under a Qualified Domestic Relations Order, as defined in the
                  Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the
                  Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal
                  Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.
              9)  Separation from service.(8)
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
                  arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|           For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|           For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the
              Distributor.

III.                               Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account Rules and Policies," in the
applicable Prospectus. |_| Redemptions from accounts other than Retirement Plans
following the death or disability of the last surviving shareholder.
              The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|           The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|           Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|           Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill
              Lynch.
|_|           Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|           Redemptions of Class C shares of an Oppenheimer fund in amounts of
              $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement
              Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
              Oppenheimer funds.
|_|      Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4) To make hardship withdrawals, as defined in the plan.(10)
              5) To make distributions required under a Qualified Domestic
              Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6) To meet the minimum distribution requirements of the Internal
              Revenue Code.
              7) To make "substantially equal periodic payments" as described in
              Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.(11) 9) On account of the
              participant's separation from service.(12) 10)
              Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a
                  subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or
                  "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an
                  Automatic Withdrawal Plan after the participant reaches age 59
                  1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal
                  Plan for an account other than a Retirement Plan, if the
                  aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by
                  broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|           Redemptions of Class B shares or Class C shares under an Automatic
              Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates. |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|           Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
              Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for
                                                                Value Funds
---------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small- & Mid- Cap Value Fund
     Oppenheimer Quest Balanced Fund                          Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November
24, 1995:

     Quest for Value U.S. Government Income Fund                  Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund               Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                           Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund
that are either: |_| acquired by such shareholder pursuant to an exchange of
shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_|           purchased by such shareholder by exchange of shares of another
              Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: o Shareholders who were shareholders of the
AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the
AMA Family of Funds.
o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does
                  not exceed 10% of the initial value of the account value, adjusted annually, and
o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o                 withdrawals under an automatic withdrawal plan (but only for
                  Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Core Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account                            Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account             CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other
                  Former Connecticut Mutual Funds were $500,000 prior to March
                  18, 1996, as a result of direct purchases or purchases
                  pursuant to the Fund's policies on Combined Purchases or
                  Rights of Accumulation, who still hold those shares in that
                  Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of
                  Intention entered into prior to March 18, 1996, with the
                  former general distributor of the Former Connecticut Mutual
                  Funds to purchase shares valued at $500,000 or more over a
                  13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual
                  Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and
                  Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former
                  Connecticut Mutual Funds and members of their immediate
                  families;
              4)  employee benefit plans sponsored by Connecticut Mutual
                  Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated
                  companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an
                  individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former
                  Connecticut Mutual Funds, provided the institution had an
                  agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
         403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
         Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.                           Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on
March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.                     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
---------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase
those shares at net asset value without sales charge: |_| the Manager and its
affiliates, |_| present or former officers, directors, trustees and employees
(and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and
              its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|           registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|           dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|           employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
              Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|           dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of
              Class M shares of the Fund in specific investment products made available to their clients, and
|_|           dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior
              distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Limited-Term Government Fund

Internet Website:
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)

Custodian Bank
         Citibank, N.A.
         111 Wall Street
         New York, New York 10005

Independent Registered Public Accounting Firm
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Funds
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Trustees
         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois 60602
1234
PX0855.001.1205